UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2015

ZOOM TELEPHONICS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53722	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

207 South Street, Boston, MA	02111
(Address of Principal Executive Offices)	(Zip Code)

(617) 423-1072
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 3, 2015, the Company issued a press release announcing its financial results for the second quarter ended June 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release dated August 3, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TELEPHONICS, INC.

Dated: August 3, 2015	By:	/s/ Frank Manning
Frank Manning
President, CEO and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release dated August 3, 2015